3Q03 Earnings Conference Call
October 23, 2003

Exhibit 99.1

Safe Harbor Statement

                This slide presentation should be reviewed in conjunction with Sunoco’s third quarter 2003 earnings conference call, held on October 23, 2003 at 3:00 p.m. ET.  You may listen to the audio portion of the conference call on this website or an audio recording will be available after the call’s completion by calling 1-
800-642-1687 and entering conference ID # 3183096.

Those statements made by representatives of Sunoco during the course of Sunoco’s earnings conference call that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. These forward-looking statements are based upon a number of assumptions by Sunoco concerning future conditions, any or all of which may ultimately prove to be inaccurate.  Forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco's business prospects and performance, causing actual results to differ materially from those discussed during the conference call.  Such risks and uncertainties include, by way of example and not of limitation: general business and economic conditions; competitive products and pricing; changes in refining, chemical and other product margins; variation in petroleum-based commodity prices and availability of crude oil supply or transportation; fluctuations in supply of feedstocks and demand for products manufactured; changes in operating conditions and costs; changes in the expected level of environmental capital, operating or remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays, non-performance by major customers, suppliers or other business partners; and
political and economic conditions including the impact of potential terrorist acts  and international hostilities.
These and other applicable risks and uncertainties have been described more fully in Sunoco's Second Quarter
Form  10-Q, filed with the Securities and Exchange Commission on August 7, 2003.  Unpredictable or unknown factors not discussed herein could also have material adverse effects on forward-looking statements.  All forward-looking statements included in this conference call are expressly qualified in their entirety by the foregoing cautionary statements.

Sunoco undertakes no obligation to update any forward-looking statements whether as a result of new information or future events.

Summary: 3Q03

Net Income: $109 MM ($1.40/share)

Includes $15 MM after-tax charge for MTBE joint venture

     interest… remaining Sunoco investment of $25 MM

Income before special items: $124 MM ($1.59/share)

Best quarter since 2Q01… all business units with good

     results

Refining & Supply earnings of $98 MM… strong margins

     and operations, especially Mid-Continent

Retail Marketing income of $20 MM… September

     recovery in margins

Chemicals earnings of $21 MM… significant margin

     improvement since 1Q03

Year-to-date: Income before special items of $291 MM
($3.75/share)

See Appendix Slide A3 for reconciliation to Net Income

Summary: 3Q03 (cont’d.)

Operations

Refining & Supply: Production Available for Sale of
70.8 MMB… continued improvement

Retail Marketing: Gasoline and Distillate sales
volumes of 1.3 B gallons… up 3.8% vs. 3Q02
(excluding Speedway)

Chemicals: Sales volumes of over 1.4 B #… limited
some by maintenance activities at Sunoco and
customer facilities

Summary: Other Items

Strategic Transactions

Previously closed 2003 transactions with Speedway

    and Equistar each added $4 MM NIAT to 3Q03 results

Mid-America retail divestment program

    proceeding… expect $50 MM in 4Q03 proceeds

Sale of plasticizers business and purchase of Eagle

    Point still pending… expect to conclude review process by
year-end

Summary: Other Items (cont’d.)

4Q03

Refining & Supply… Planned crude unit and FCC

     maintenance activity in NERC -- Approximately 5-6 MMB

     less production

Retail marketing… Strong start to margins…

     October-to-date at approximately 14 cpg

Chemicals… Expect margins and volumes similar to

     3Q03

3Q03 Earnings Conference Call
October 23, 2003

Appendix

A1

Earnings Profile ($MM)

A2

3Q03

3Q02

Var.

2Q03

Var.

Refining & Supply

98

(18)

116

50

Retail Marketing

20

    7

13

36

(16)

Chemicals

21

10

11

10

Logistics

  9

    9

-

    9

-

Coke

11

14

    (3)

11

-

Corporate / Net Financing

(35)

(32)

    (3)

(35)

-

124

(10)

134

81

43

Asset Write-Downs and Other Matters

(15)

-

(15)

-

(15)

Consolidated Net Income (Loss)

109

(10)

119

81

28

EPS (diluted):

Income (Loss) Before Special Items

1.59

(0.13)

1.72

1.04

0.55

Special Items

(0.19)

-

(0.19)

-

(0.19)

Net Income (Loss)

1.40

(0.13)

1.53

1.04

0.36

48

11

Earnings Profile ($MM)

A3

9M03

9M02

Var.

Refining & Supply

241

(79)

320

Retail Marketing

66

    8

58

Chemicals

27

11

16

Logistics

29

26

    3

Coke

32

30

    2

Corporate / Net Financing

(104)

(87)

(17)

291

(91)

382

Asset Write-Downs and Other Matters

(15)

(17)

    2

Consolidated Net Income (Loss)

276

(108)

384

EPS (diluted):

Income (Loss) Before Special Items

3.75

(1.19)

4.94

Special Items

(0.19)

(0.23)

0.04

    Net Income (Loss)

3.56

(1.42)

4.98

Refining & Supply

A5

3Q03

3Q02

Var.

2Q03

Var.

Income (Loss) ($MM)

98

(18)

116

50

48

Crude Inputs (% of capacity)

100

94

6

100

-

Realized Margin ($/B)

   Northeast

4.81

2.25

2.56

4.42

0.39

   Toledo

7.31

3.39

3.92

4.03

3.28

   Tulsa

5.32

3.96

1.36

3.86

1.46

      Total R&S

5.36

2.65

2.71

4.29

1.07

Total Production

   Available for Sale (MMB)

70.8

67.5

3.3

69.9

0.9

Refining & Supply

A6

9M03

9M02

Var.

Income (Loss) ($MM)

241

(79)

320

Crude Inputs (% of capacity)

98

94

4

Realized Margin ($/B)

   Northeast

4.96

1.91

3.05

   Toledo

5.53

2.95

2.58

   Tulsa

4.29

4.29

-

      Total R&S

5.00

2.35

2.65

Total Production

   Available for Sale (MMB)

208.3

202.2

6.1

Retail Marketing

A8

3Q03

3Q02

Var.

2Q03

Var.

Income ($MM)

20

7

13

36

(16)

Sales (MMgal):

   Gasoline

1,173

1,047

126

1,032

141

   Middle Distillates

   147

   131

16

   143

    4

      Total

1,320

1,178

142

1,175

145

Gasoline Margin (cpg)

10.0

9.2

0.8

11.6

(1.6)

Distillate Margin (cpg)

7.7

6.3

1.4

12.3

(4.6)

Merchandise Sales

   (M$/Store/Mo)

80

76

4

71

9

Merchandise Margin

   (% of Sales)

24

25

(1)

25

(1)

Retail Marketing

A9

9M03

9M02

Var.

Income ($MM)

66

8

58

Sales (MMgal):

   Gasoline

3,154

2,995

159

   Middle Distillates

   457

   405

52

      Total

3,611

3,400

211

Gasoline Margin (cpg)

10.0

7.2

2.8

Distillate Margin (cpg)

11.6

9.6

2.0

Merchandise Sales

   (M$/Store/Mo)

73

68

5

Merchandise Margin

   (% of Sales)

24

25

(1)

Sunoco Chemicals

(a) Includes 94 MM lbs. of polypropylene from Bayport, TX plant acquired March 31, 2003.

(b) Includes sales of 16 MM lbs. from aniline production line shut down in 4Q02.

(c) Includes 78 MM lbs. of polypropylene from Bayport, TX plant.

A11

3Q03

3Q02

Var.

2Q03

Var.

Income ($MM)

21

10

11

10

11

Margin (cp#)

    (All Products)

9.1

6.3

2.8

8.4

0.7

Total Sales Volume

    (MM of lbs.)

1,418 (a)

1,467 (b)

(49)

1,374 (c)

44

Sunoco Chemicals

A12

(a) Includes 172 MM lbs. of polypropylene from Bayport, TX plant acquired March 31, 2003.

(b) Includes sales of 75 MM lbs. from aniline production line shut down in 4Q02.

(a)

(b)

9M03

9M02

Var.

Income ($MM)

27

11

16

Margin (cp#)

    (All Products)

7.6

5.9

1.7

Total Sales Volume

    (MM of lbs.)

4,213

4,304

(91)

Other Businesses: Year-to-Date Results

Logistics Earnings of $29MM in 2003

up $3 MM vs. 9 Mos. 2002… higher joint venture income

     associated with assets acquired in 2002

Coke Earnings of $32MM in 2003

up $2 MM vs. 2002 which included a $4 MM (after-tax)

     receivable write-off

Corporate Expenses (after-tax) of $29MM in 2003

up $8 MM vs. 2002 due to increased pension and

     employee performance incentive costs

Net Financing Expenses (after-tax) of $75MM in 2003

up $9 MM vs. 2002 due largely to higher preferential return

     expenses related to Sun Coke

A13